BLACKROCK CALIFORNIA MUNICIPAL SERIES TRUST
BlackRock California Insured Municipal Bond Fund
(the “Fund”)

SUPPLEMENT DATED JANUARY 13, 2009
TO THE PROSPECTUS

Effective March 16, 2009, the Fund’s prospectus is amended as set forth below:

The Fund has changed its name to “BlackRock California Municipal Bond Fund”.

Change in Investment Strategy

The Fund’s investment strategy has been revised. The paragraph under “Key Facts — BlackRock California Insured Municipal Bond Fund — What are the Fund’s main investment strategies” on page 3 is deleted in its entirety and replaced with the following:

The California Municipal Bond Fund invests primarily in long term investment grade California municipal bonds. Under normal circumstances, the Fund will invest at least 80% of its assets in California municipal bonds. At least 80% of the Fund’s assets will be invested in investment grade securities. Under normal conditions, the Fund’s weighted average maturity will be more than ten years. The Fund may invest up to 20% of its assets in high yield bonds; however, the Fund will not invest in bonds that are in default or that Fund management believes will be in default.

The second and third paragraphs of the section “Details About the Fund — How the Fund Invests — Outlined below are the main strategies the Fund uses in seeking to achieve its objective” on page 8 are deleted in their entirety and replaced with the following:

The Fund may invest in either fixed rate or variable rate obligations. Under normal circumstances, the Fund will invest at least 80% of its assets in California municipal bonds. These may be obligations of a variety of issuers including governmental entities in California and issuers located in Puerto Rico, the U.S. Virgin Islands and Guam. At least 80% of the Fund’s assets will be invested in investment grade securities. Under normal conditions, the Fund’s weighted average maturity will be more than ten years. The Fund may invest up to 20% of its assets in high yield bonds; however, the Fund will not invest in bonds that are in default or that Fund management believes will be in default.

“Insured Municipal Bonds” is deleted as a main risk of the Fund on page 10.